Exhibit 99.3

CleanTech Acquisition Corp. Business Combination with Nauticus Robotics

Investor Conference Call Script

December 17, 2021

Operator

Good morning everyone and thank for you joining the transaction announcement call for CleanTech Acquisition Corp. At this time, all participants will be placed in a listen-only mode as our call is being recorded. I will now turn the call over to Jeff Grampp from Gateway Group who will begin with an introduction.

Jeff Grampp – Gateway Group

Thank you and welcome to today's conference call announcing the business combination of CleanTech Acquisition Corp and Nauticus Robotics.

Joining us on the call are Eli Spiro, Chief Executive Officer of CleanTech Acquisition Corp; and Nicolaus Radford, Founder, President and Chief Executive Officer of Nauticus Robotics.

We would like to remind everyone that this call contains forward-looking statements, including, but not limited to, CleanTech Acquisition Corp and Nauticus Robotics’ expectations or predictions of financial and business performance and conditions, competitive and industry outlook and the timing and completion of the transaction.

Forward-looking statements are inherently subject to risks, uncertainties, and assumption and they are not guarantees of performance. We encourage you to read the press release issued today, the accompanying presentation and CleanTech Acquisition Corp’s public filings with the SEC for a discussion of the risks that can affect the transaction, CleanTech Acquisition Corp’s and Nauticus Robotics’ businesses and the outlook of the combined company.

CleanTech Acquisition Corp and Nauticus Robotics are under no obligation and expressly disclaim any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

This conference call is for informational purposes only and shall not constitute an offer to buy any securities or a solicitation of any vote in any jurisdiction pursuant to the proposed business combination or otherwise. Nor shall there be any sale of securities in any jurisdiction which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the Securities laws of any such jurisdiction.

With that, I'll turn the call over to Eli Spiro.

Eli Spiro – CEO, CleanTech Acquisition Corp.

Thank you and good morning, everyone. We at CleanTech Acquisition Corporation are thrilled to announce our agreement to enter into a business combination with Nauticus Robotics, a leading developer of cloud-based ocean robotics technologies, software, and associated services to disrupt the ocean industry at a significant cost savings and almost a complete reduction of greenhouse gas emissions.

We launched CleanTech Acquisition earlier this year with the mandate of leveraging our experience and expertise to find a company that contributes towards the mission of shifting the world away from carbon dependency and facilitating a greener future. We were deeply committed to finding a company that had a positive impact not only to its shareholders, but also to the world’s carbon footprint.

We were seeking a company that possesses disruptive technology with a strong business model and best-in-class management and technical teams. We were not looking for aspirational science projects, but a business with a clear line of sight to profitability. After looking at over 65 opportunities, it was evident to us that Nauticus checked all of the boxes that we wanted to see in a merger partner.

Nauticus develops revolutionary autonomy software that powers its growing fleet of robots that will enable a smarter and more sustainable ocean industry, from the surface to the seabed. These robots utilize the Nauticus Software Suite, a platform of artificial intelligence and machine learning technologies designed to disrupt legacy methods in the marine industry. This software platform serves as the backbone of all their products and service offerings and provides advanced capabilities to support the commercial, government, and defense industries. Among their ocean robotics portfolio is Aquanaut, a premier tetherless underwater robot capable of robust, behavioral decision making for both in-close dexterous manipulation and long range ocean data collection of the subsea environment.

We believe this technology will disrupt the ocean industry and penetrate the multibillion dollar emerging field of bluetech robotics, services, and data markets. The company is already generating revenue with a well-established pipeline for future growth and attractive unit economics using a Robotics as a Service model with targeted long-term EBITDA margins of approximately 60%.

Nauticus’ founder and CEO, Nicolaus Radford is one of the leaders in the robotics field, having spent over 20 years in the industry, including key leadership positions at NASA. He and his management team, along with the capital partners of Nauticus, will be converting 100% of their ownership into shares of the combined company, providing strong alignment with our shareholders and maximizing capital available to fund the significant growth opportunities we see for Nauticus.

Now, I want to hand it over to Nauticus’ founder and CEO, Nicolaus Radford.

Nicolaus Radford – Founder, Chairman, CEO, Nauticus Robotics

Thank you, Eli and good morning everyone. I am very excited to share with you all this immense opportunity that inspired me and over twenty former NASA roboticists and engineers to break away and apply what we had learned in spaceflight robotics to truly make a difference in the robotics revolution of the blue economy. Therefore, it gives me great pride to introduce to you our company and the market opportunity we see for Nauticus.

First, a bit of background on myself. I am the founder, Chairman and CEO of Nauticus. As Eli mentioned, I have over 20 years of robotics experience and was a robotics principal at NASA where I led the effort to put Robonaut, NASA’s first humanoid robot, on the International Space Station. That work, among many other successful flagship robotics programs I executed with my teams, gave me a deep appreciation for the potential of robotics to have a meaningful impact by advancing intelligent machines to perform real work in unstructured environments, away from places like the factory floor. I believe this kind of change where intelligent machines are deployed in our world around us will be the defining technology of this generation. Accordingly, as I mentioned, I was inspired by these advancements we developed in spaceflight robotics and to commercialize them toward disrupting legacy industries. To that end, I retired from government service and set out to build a world class team that would be second to none in autonomous software and robotic systems with world class strategic investors which include Schlumberger and Transocean and technology sponsors from the US Government. I brought on many high-caliber individuals tenured in roles at NASA, along with other industry experts within the offshore and energy sectors.

The $2.5 trillion ocean economy is experiencing the ‘blue acceleration’ and we are witnessing an electrification of this industry and a blue robotics revolution. Specifically, a multibillion dollar emerging and current field of bluetech robotics, services, and ocean data markets and we believe these market are ripe for disruption and growth with significant room for improvement in sustainability, safety, and performance. We believe Nauticus Robotics can play a critical role in this evolution.

At our core, we are an artificial intelligence company, and our software platform endows our robots with advanced capabilities that we believe will transform this industry and which have been validated via investments and contracts underwritten by large market players. Aquanaut, our flagship offering, is an underwater autonomous robot that deploys this advanced and robust machine intelligence and a suite of autonomous behaviors for real interaction with the subsea world around it.

Primary use cases for Aquanaut and our aggregate suite of related products align to continued support and servicing of the multi-trillion dollar worth of ocean assets globally, which require ongoing inspection, monitoring, repairs, maintenance, construction, and decommissioning. One of the market solutions across many different verticals of the industry involves the usage of large vessels with significant greenhouse gas emissions. These large ships, which can be the size of a football field, deploy hydraulic machines connected with large umbilicals that have largely remained unchanged since their inception over 50 years ago. They have little to no advanced technology and their hydraulic fluids can leak into the water, creating recordable incidents. The cost of utilizing these vessels is also significant, which can be upwards of $100,000 per day.

So what do we offer? Our tetherless solution significantly reduces the greenhouse gas emissions and hydraulic issues that are associated with legacy methods. Because we have eliminated the costly umbilical that brings the older machines to life, we can provide greater flexibility in operations by eliminating the need for large surface vessels, tether management, and equipment for a large amount of work. Aquanaut, when paired with our small surface asset, can have significant working ranges of over 200km and over 100km without. And by using the latest in machine learning and artificial intelligence for inspection, data collection, and intervention related activities, we can save both time and money for our clients.

I now want to spend a minute discussing our robotics-as-a-service business model, which we believe has strong unit economics. The capital outlay ranges between $4 and $7 million per system depending on the configuration and we estimate annual revenue potential of between $5 and $8 million per system, assuming an industry standard annual utilization. These effective rates would be less than 50% of market rates for legacy offerings. Based on these revenue expectations, we estimate annual operating income of between $3 and $5 million per system, implying a payback period of generally less than two years.

We are especially proud that these strong unit economics also reduce the carbon footprint of the offshore industry, improving environmental safety and mitigating risks by reducing the requirement for topside infrastructure, offshore personnel both above and below the waterline, while also providing substantial cost savings for our customers.

The near-term service-oriented opportunities relate to the conventional and offshore renewables markets. Offshore wind is an exciting and growing market and there are over 120 active wind farms around the world with over 170 estimated to be under development. Additionally, there are thousands of offshore oil and gas trees and over tens of thousands of kilometers of flowlines and pipes around the world. All of these assets require inspection, maintenance and repairs throughout their useful lives. These and other opportunities for these markets will drive, over the next 5 years, around 80 deployed systems, which represents just a small penetration of the available market. Longer term growth needs could expand into the hundreds of systems as we scale the business. We also see significant opportunities in many other market segments, including port management, security & defense, aquaculture, telecommunications, subsea mining, and nascent, emerging markets like the potential of offshore datacenters and autonomous shipping and logistics.

It is important to highlight that we are executing on these revenue opportunities today as we estimate 2021 revenue to be over $8 million with a strong pipeline and growth trajectory, including visible and contracted revenue next year of over $20 million. Our commercial pipeline includes blue-chip companies that are highly attracted to our differentiated offering and the impact we can have on efficiency, safety, and cost of their operations.

We believe our strategy has been validated by strong market feedback that has resulted in strategic investments, partnerships, and contracts by major industry players. We are proud of our history and excited about the entry into the public markets through this business combination with CleanTech Acquisition. We believe we have a highly differentiated business model that can disrupt a legacy industry for the betterment of our environment and customers. The capital infusion associated with this transaction comes at a pivotal point in our growth trajectory and we are experiencing meaningful traction with our customers, and we are anxious to execute our growth plans as a public company.

I will now hand the call back to Eli to cover some of the transaction details and closing remarks.

Eli Spiro – CEO, CleanTech Acquisition Corp.

Thank you, Nic. I want to spend a few minutes on the transaction structure. CleanTech Acquisition is acquiring Nauticus Robotics at a pre-money valuation of $300 million. When taking into account our cash in trust of approximately $174 million and approximately $73 million in proceeds from a fully committed PIPE in the form of equity and convertible notes, pro forma equity value is approximately $561 million with a pro forma enterprise value of $377 million, assuming no redemptions. This capital infusion would put Nauticus in a strong position for growth with an estimated $222 million of pro forma cash on the balance sheet. It is also critically important to note that proceeds from the $73 million PIPE covers the minimum cash required to close the transaction and is expected to fully fund Nauticus’ business plan, so we are in a strong position to successfully close this merger transaction. After closing, Nauticus’ current shareholders, who are rolling over 100% of their equity, will hold a 53% ownership position in the pro forma entity. Common PIPE investors will own 6%, CleanTech Acquisition’s sponsor will own 8%, and public SPAC investors will own 33%. The transaction also includes a $75 million equity earn out to align incentives between management and investors. The $75 million is earned on a tiered basis at stock price thresholds between $15 and $20 per share.

We believe the valuation of Nauticus is extremely attractive when comparing its business model and go-forward plan to publicly traded peers. Nauticus has a robust growth profile with a projected revenue of over $90 million in 2023, putting it in the upper tier of its comparable companies. And this growth is expected while migrating towards a long-term EBITDA margin of about 60%. At $10 per share, the pro forma entity is trading at 4.0x Enterprise Value to 2023 revenue, which compares favorably to trading comps. We believe Nauticus’ software and AI focused model differentiates it from its more hardware focused robotics peers. Further, we expect Nauticus to reach EBITDA breakeven sooner than these peers due to the company’s strong margin profile and lean cost structure.

In conclusion, we think we have found a tremendous investment opportunity with Nauticus and are pleased to be able to present this opportunity to our public investors. The Nauticus management team is highly skilled and capable, operating in a sizable market with a unique product that is already being adopted by major industry players. I look forward to working with Nic and the rest of the Nauticus team to complete this transaction, which we expect to occur in the first half of 2022.

Thank you.

Operator

This concludes today’s conference call, you may now disconnect your lines. Have a good day.

About Nauticus

Nauticus, is a Houston-based developer of cloud-based subsea robots, software, and services delivered in a modern business model to the ocean industry. Nauticus’ robotic systems will be delivered to commercial and government-facing customers primarily through a Robotics as a Service (RaaS) business model but also include direct product sales. This modernized approach to ocean robotics as a service has resulted in the development of a range of products for retrofit/upgrading legacy systems and other vehicle platforms. Nauticus’ services provide customers the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while significantly reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure.

About CLAQ

CleanTech Acquisition Corp. is a special purpose acquisition company formed in January 2021 with the purpose of entering into a business combination with one or more businesses. CleanTech Sponsor I LLC and CleanTech Investments LLC, an affiliate of Chardan, are the founders and co-sponsors of CLAQ.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to CLAQ and Nauticus. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of Nauticus’ business plans including its plans to expand, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of the combined company following the consummation of the proposed transaction, any benefits of Nauticus’ partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of CLAQ and Nauticus believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of CLAQ and Nauticus caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form S-4 relating to the proposed transaction, which is expected to be filed by CLAQ with the SEC and other documents filed by CLAQ or Nauticus from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither CLAQ nor Nauticus can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from CLAQ’s stockholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by CLAQ’s public stockholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the final prospectus for CLAQ’s initial public offering filed with the SEC on July 16, 2021 and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither CLAQ or Nauticus presently know or that CLAQ and Nauticus currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by CLAQ, Nauticus, their respective directors, officers or employees or any other person that CLAQ and Nauticus will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of CLAQ and Nauticus as of the date of this communication. Subsequent events and developments may cause those views to change. However, while CLAQ and Nauticus may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of CLAQ or Nauticus as of any date subsequent to the date of this communication.

This document relates to a proposed transaction between CleanTech Acquisition Corp. and Nauticus Robotics, Inc. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CleanTech intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of CleanTech, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CleanTech stockholders. CleanTech also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of CleanTech are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CleanTech through the website maintained by the SEC at www.sec.gov.

CleanTech and Nauticus and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CleanTech’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of CleanTech and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

For investor and media inquiries, please contact:

Gateway Group

IR: Cody Slach or Jeff Grampp, CFA

PR: Jordan Schmidt or Natalie Balladarsch

Phone: (949) 574-3860

E-mail: CLAQ@gatewayir.com